Exhibit 10.35

COMPENSATION OF NAMED EXECUTIVE OFFICERS

Name and Position	Fiscal 2009 Base Salary ($)	Fiscal 2009 Bonus ($)	Fiscal 2010 Base Salary ($)
Peter D. Meldrum President and Chief Executive Officer	800,000	1,000,000	832,000

Gregory C. Critchfield, M.D. President, Myriad Genetic Laboratories, Inc.	550,000	415,000	565,000

Adrian N. Hobden, Ph.D. President, Myriad Pharmaceuticals, Inc. (1)	535,000	285,000	N/A

James S. Evans Chief Financial Officer	375,000	265,000	400,000

Mark H. Skolnick, Ph.D. (2) Chief Scientific Officer	520,000	135,000	530,000

Richard Marsh Executive Vice-President, General Counsel and Secretary	360,000	210,000	385,000

(1)	As part of the separation of MPI on June 30, 2009, Dr. Hobden ceased his employment with Myriad Genetics and transferred to the new company as Chief Executive Officer, effective June 30, 2009

(2)	Dr. Skolnick is compensated on an hourly basis. Base salary information reflects an annualized salary based on 2080 hours worked in a fiscal year. Actual amounts paid to Dr. Skolnick may vary significantly depending on the actual number of hours worked.